EXHIBIT 10.4
__________________________________________________________________

                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K




                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

SEPTEMBER 23, 2002                                    0-31267
Date of Report  (Date of earliest event      Commission File Number
reported)


                        IWT TESORO CORPORATION
(Exact name of registrant as specified in its charter)


           NEVADA                                     91-2048019
(State or other jurisdiction of incorporation   (I.R.S. Employer
or organization)                                Identification Number)

                               5 WICKS LANE
                         WILTON, CONNECTICUT 06897

(Address of Principal Executive Offices) (Zip Code)


(203) 858-9951

(Registrant's telephone number, including area code)


ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 13, 2002, IWT Tesoro Corporation (the "Registrant") notified the accounting firm of Magee, Rausch & Shelton, LLP of Tulsa, OK ("MRS") that MRS had been replaced as the Registrant's principal accountant. MRS had prepared the Registrant's audited financial statements for the period ended July 15, 2000. It has not prepared any financial statements subsequent to the July 15, 2000, reports.

On August 23, 2002, the Registrant engaged the accountant firm of Sewell and Company of Hollywood, Florida, as its principal accountant for the current fiscal year and for its past financial filings. The decision to change accountants was recommended by the Company's Board of Directors. And was based on its belief that the Registrant's operations would be more accessible and economically undertaken by a Florida SEC qualified accounting firm since its soon to be wholly-owned subsidiary, International Wholesale Tile, Inc. ("IWT") is a Florida corporation located in Palm City, Florida.

MRS did not prepare the audit financial statements for the last two fiscal years. However, for the previously prepared audited report prepared by MRS, the MRS report on the Registrant's financial statements and audits contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty audit scope or accounting principle. For those reports and documents prepared by MRS, there have been no disagreements with MRS on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

ITEM 5. OTHER EVENTS

The Board of Directors recommended to the Registrant shareholders, and on September 13, 2002, the shareholders of the Registrant approved, a resolution to amend the Registrant's Articles of Incorporation to:

--change the Registrant's name from "Ponca Acquisition Corporation" to "IWT Tesoro Corporation"

--effect a three for one forward stock split, and

--add a preferred class of stock for 25.0 million authorized shares.

REASON FOR THE NAME CHANGE:

By changing its corporate name to include the brand name of the products distributed by its soon to be acquired operating subsidiary, International Wholesale Tile, Inc, the Registrant believes that it will help to promote public recognition and more accurately reflect its current business focus.

REASON FOR FORWARD STOCK SPLIT:

The Registrant plans to trade its securities on the Over The Counter
(OTC) Bulletin Board as soon as practicable following the closing of the transaction with the IWT shareholders whereby the Registrant will have acquired 100% of the IWT outstanding capital stock. In order to ensure a sufficient amount of capital shares, the Registrant's Board of Directors, with shareholder approval, authorized a three for one forward stock split of the then issued and outstanding common stock. As of the record date, there were 600,000 shares of Common Stock outstanding. Following the forward stock split, there were 1.8 million shares outstanding. The forward split will not affect the number of authorized shares of the Registrant's capital stock or its Stock Incentive Plan.

REASON FOR ADDING PREFERRED STOCK:

Adding preferred shares will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

         -Paying existing creditors,
         -Financing transactions to improve our financial and
          business position,
         -Stock splits or stock dividends,
         -Acquisitions and mergers,
         -Recruiting employees and executives,
         -Employee benefit plans, and
         -Other proper business purposes.

If preferred shares are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders' meetings. The Board, however, may issue additional shares of Preferred Stock without action on the part of the shareholders only if the action is permissible under Nevada law, and only if the rules of any exchange on which the Common Stock is then listed permit those issuances. There are no additional costs or expenses due to the State of Nevada, where we are incorporated, as a result of the increase in authorized shares, other than the nominal costs associated with the filing of the Articles of Amendment to our Articles of Incorporation.

The additional authorized shares of Preferred Stock may be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of us. We are not currently aware of any effort to obtain control of us and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Preferred Stock would dilute our current Shareholders' interests in us.

EFFECT ON SHAREHOLDERS

It is not necessary for our shareholders to surrender their share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name IWT Tesoro Corporation will be issued. The Amendment became effective on September 23, 2002.

ITEM 7. Financial Statements, Pro Forma Financial Statements and
        Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

3.1    Articles of Incorporation(1)
3.1.1 Articles of Amendment to Articles of Incorporation dated September 23, 2002.*
3.2    Bylaws(1)
3.3    Specimen Stock Certificate(1)
10.1   Agreement with Peter Goss(1)
10.2   Shareholders Agreement(1)
10.3   2001 Ponca Acquisition Corporation Stock Incentive Plan.(2)
10.4 Employment Agreement between Ponca Acquisition Corporation and Henry Jr. Boucher, Jr. dated as of December 29, 2002.(2)
10.5 Memorandum of Understanding between Ponca Acquisition Corporation and the shareholders of International Wholesale Tile, Inc.(2)

*Filed with this Form 8-K.

(1) Filed as an Exhibit to the Company's Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

(2) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2002        PONCA ACQUISITION CORPORATION.


                             By:  /s/   Henry J. Boucher, Jr.
                                 Henry J. Boucher, Jr., President


                        ARTICLES OF AMENDMENT
                   TO THE ARTICLES OF INCORPORATION
                   OF PONCA ACQUISITION CORPORATION

Ponca Acquisition Corporation (the Corporation), a corporation organized and existing under and by virtue of the Nevada Revised
Statutes, certifies:

        1.   The current name of the corporation is Ponca
             Acquisition Corporation. The date of filing of its Articles of Incorporation with the Secretary of State was May 3, 2000.

        2. According to the provisions of Chapter 78 of the Nevada Revised Statutes, on September 13, 2002, by unanimous written action in lieu of a specially meeting, all of the members of the Board of the Directors and Shareholders adopted a resolution providing for an amendment of the Corporation's Articles of Incorporation in the manner provided in this Amendment, including the change of the name of the Corporation and a division of each of the presently issued and outstanding shares of common stock.

        3. According to Nevada Revised Statutes, the amendment to the Corporation's Articles of Incorporation includes a division of each of the presently issued and outstanding shares of the presently issued and outstanding shares of common stock of the Company, being 600,000 shares as of September 13, 2002, into three (3) shares, but no division of the Corporation's authorized shares of common stock which shall remain at 100,000,000 shares, par value $.001 per share.

        4. Article I of the Articles of Incorporation is amended to read in its entirety as follows:

    The name of this Corporation shall be: IWT TESORO CORPORATION.

        5. Article IV of the Articles of Incorporation of the Corporation is hereby amended in its entirety as follows:

                              ARTICLE IV
                           SHARES OF STOCK

Section 4.01 Number and Class. The amount of the total authorized capital stock of this corporation is One Hundred Million (100,000,000) shares with a par value of $0.001 per share designated as Common Stock and Twenty-Five Million (25,000,000) shares of Preferred Stock with a par value per share of $.001. Each share of common stock issued and outstanding immediately prior to the filing of the Articles of Amendment shall automatically be reclassified into three (3) shares of Common Stock upon the effective date of the filing of these Articles of Amendment. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of common stock or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions (which may differ with respect to each series) as shall be stated in the resolution or resolutions adopted by them.

Section 4.02 No Preemptive Rights. Holders of the any Common Stock or Preferred Stock of the corporation shall not have any preference, preemptive right, or right of subscription to acquire any shares of the corporation authorized, issued or sold, or to be authorized, issued or sold, or to any obligations or shares authorized or issued or to be authorized or issued, and convertible into shares of the corporation, nor to any right of subscription thereto, other than the extent, if any, the Board of Directors in its discretion, may determine from time to time.

Section 4.03 Assessment of Shares. The Common Stock or the Preferred Stock of the corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

The amendments to the Articles of Incorporation of the Corporation set forth in the preceding paragraphs have been duly adopted in accordance with the Nevada Revised Statutes. On September 12, 2002, the Board of Directors of the Corporation having adopted resolutions setting forth such amendments, declaring their advisability, and directing that it be submitted to the shareholders of the Corporation for their approval. On September 13, 2002, the holders of outstanding stock necessary to authorize such action approved such amendments at a meeting of the shareholders.
This amendment will be effective as of September 23, 2002.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Amendment on the 20th day of September, 2002.

                         PONCA ACQUISITION CORPORATION


                     By:  /s/   Henry J. Boucher, Jr.
                         Henry J. Boucher, Jr., President